SUPPLEMENT DATED FEBRUARY 2, 2023
TO
PROSPECTUSES DATED MAY 1, 2022
FOR MASTERS CHOICE, MASTERS EXTRA, MASTERS FLEX, MASTERS CHOICE II AND MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE
AND MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
VARIABLE ACCOUNT F

This supplement contains information about the Putnam VT Multi-Asset Absolute Return Fund (the “Fund”) that is available as an investment option under your Contract.  The Board of Trustees of Putnam Variable Trust has approved the liquidation of the Fund on or about April 21, 2023 (the “Liquidation Date”).  Allocations to the Sub-account investing in the Fund (the “Liquidating Sub-account”) will not be accepted after April 19, 2023.
If you currently have Account Value allocated to the Liquidating Sub-account, then effective immediately, a single transfer of that allocation to any other Sub-account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations.  If you participate in an optional living benefit, any transfer to a non-Designated Fund may cancel that benefit.  You can request copies of fund prospectuses for the other available Sub-accounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Account Value remaining in the Subaccount investing in the Fund will be automatically transferred to the MFS U.S. Government Money Market Portfolio Subaccount.  This automatic transfer will not count against the contractual transfer limitations.  If you submit a new purchase payment after April 19, 2023, and your standing allocation instructions include the Liquidating Subaccount, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Sub-account will continue with the MFS U.S. Government Money Market Portfolio Subaccount as the replacement.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.